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                                                                EXHIBIT 10.20




                    FORM OF THIRD AMENDMENT AND WAIVER TO

                SECOND AMENDED AND RESTATED CREDIT AGREEMENT


        This THIRD AMENDMENT AND WAIVER, dated as of January 5, 1998 (this "Amendatory Agreement") to the Existing Credit Agreement (as defined below) is among KEEBLER CORPORATION (formerly known as Keebler Holding Corp.), a Delaware corporation (the "Borrower"), the Lenders (as defined below) signatories hereto and THE BANK OF NOVA SCOTIA, as administrative agent (the "Administrative Agent") for the Lenders.


                            W I T N E S S E T H:


        WHEREAS, the Borrower, certain financial institutions from time to time parties thereto (the "Lenders"), The First National Bank of Chicago, Bank of Montreal, SunTrust Bank, Atlanta and Nationsbank, N.A. (South) (collectively referred to as the "Co-Agents") and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of April 8, 1997, as amended by Amendment No. 1 thereto, dated as of October 3, 1997, and Amendment No. 2 thereto, dated as of November 17, 1997 (as further amended, supplemented, amended and restated or otherwise modified to the date hereof, the "Existing Credit Agreement");

        WHEREAS, the Borrower has requested that the Lenders amend certain terms contained in the Existing Credit Agreement to, among other things, modify the definition of Change of Control and allow for the redemption of the Subordinated Notes; and

        WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects and grant certain consents as provided below (the Existing Credit Agreement, as so amended or otherwise modified by this Amendatory Agreement, being referred to as the "Credit Agreement");

        NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


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                                   PART I
                                 DEFINITIONS

        SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendatory Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

        "Administrative Agent" is defined in the preamble.

        "Amendatory Agreement" is defined in the preamble.

        "Amendment No. 3" is defined in Subpart 4.1.

        "Borrower" is defined in the preamble.

        "Co-Agents" is defined in the first recital.

        "Credit Agreement" is defined in the third recital.

        "Existing Credit Agreement" is defined in the first recital.

        "Lenders" is defined in the first recital.

        "Third Amendment Effective Date" is defined in Subpart 4.1.

        SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.


                                   PART II
                              AMENDMENTS TO THE
                          EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended, and the Lenders hereby consent to the Borrower consummating certain events, in each case in accordance with this Part; except as so amended or otherwise modified by the consents granted below, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

        SUBPART 2.1. Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1.1 and 2.1.2.


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        SUBPART 2.1.1.  Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

                "Amendment No. 3" means the Third Amendment and Consent, dated as of January 5, 1998, to this Agreement among the Borrower, the Lenders parties thereto and the Administrative Agent.

                "Change of Control Put" means the right of the Subordinated Noteholders to cause the Borrower to purchase Subordinated Notes pursuant to
Section 3.15 of the Indenture in connection with the disposition of Capital Stock of the Borrower by the Permitted ARTAL Investor Group.

                "Third Amendment Effective Date" is defined in Subpart 4.1 of Amendment No. 3.

        SUBPART 2.1.2. Section 1.1 of the Existing Credit Agreement is further amended as follows:

                (a) The definition of "Change in Control" is hereby amended in its entirety to read as follows:

        "Change in Control" means

                (A) any "person" or "group" (as such terms are used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Sections 13(d) and 14(d) of the Exchange Act) of persons (other than the Permitted ARTAL Investor Group or Flowers or, in either case, any of their wholly-owned Subsidiaries) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation, or other business combination or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of more than 20% of the total voting power in the aggregate of all classes of Capital Stock of the Borrower then outstanding entitled to vote generally in elections of directors of the Borrower; or

                (b) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election to such Board or whose nomination for election by the stockholders of the Borrower was approved by ARTAL or Flowers or a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office.

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                                  PART III
                               LIMITED WAIVER

        By their signatures hereto, each of the Lenders hereby waives

                 (a) the use of proceeds restrictions contained in clause (a) of Section 7.1.9 of the Existing Credit Agreement with respect to Revolving Loans in order to allow the Borrower to apply Revolving Loans to pay for the purchase of any Subordinated Notes tendered as a result of the Change of Control Put;

                (b) the prohibition on payments in connection with Subordinated Debt contained in clause (b) of Section 7.2.6 of the Existing Credit Agreement to the extent necessary to permit the Borrower to purchase and/or redeem any Subordinated Notes tendered in connection with the Change of Control Put, and the Lenders agree that the amount so expended shall not cause a reduction in the amount of Subordinated Notes permitted to be redeemed, purchased or defeased pursuant to clause (g) of Section 7.2.6 of the Existing Credit Agreement; and

                (c) any Default under Section 8.1.12 of the Existing Credit Agreement resulting from the requirement that the Borrower make an offer to purchase or redeem Subordinated Notes in connection with the Change of Control Put.

In addition, each of the Lenders hereby authorizes the Administrative Agent to take all actions and to execute all documents necessary to implement the foregoing.


                                   PART IV
                         CONDITIONS TO EFFECTIVENESS

        SUBPART 4.1. Third Amendment Effective Date. This Amendatory Agreement (and the amendments and modifications contained herein) shall become effective, and shall thereafter be referred to as "Amendment No. 3", on the date (the "Third Amendment Effective Date") when all of the conditions set forth in this Subpart 4.1 have been satisfied.

        SUBPART 4.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendatory Agreement, duly executed and delivered on behalf of the Borrower and the Required Lenders.

        SUBPART 4.1.2.  Legal Details, etc.   All documents executed or
submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative


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Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendatory Agreement shall be satisfactory to the Administrative Agent and its counsel.


                                   PART V
                                MISCELLANEOUS

        SUBPART 5.1. Cross-References. References in this Amendatory Agreement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendatory Agreement.

        SUBPART 5.2.  Loan Document Pursuant to Existing Credit Agreement.
This Amendatory Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

        SUBPART 5.3. Compliance with Warranties, No Default, etc. The Borrower represents and warrants on the Third Amendment Effective Date for its Subsidiaries and itself, both before and after giving effect to this Amendatory Agreement, as follows:

                (a) the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date);

                (b) no material adverse development has occurred in any litigation, action, proceeding, labor controversy, arbitration or governmental investigation disclosed pursuant to Section 6.7 of the Credit Agreement;

                (c) the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (y) all Letter of Credit Outstandings does not exceed the Revolving Loan Commitment Amount; and

                (d)  no Default has occurred and is continuing.

        SUBPART 5.4. Successors and Assigns. This Amendatory Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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        SUBPART 5.5.  Counterparts.  This Amendatory Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SUBPART 5.6. Governing Law. THIS AMENDATORY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendatory
Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                           KEEBLER CORPORATION


                           By
                             -----------------------------
                             Title:



                           THE BANK OF NOVA SCOTIA, as
                               Administrative Agent, the Issuer and a Lender


                           By
                             -----------------------------
                             Title:




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                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                                   as a Co-Agent and a Lender


                                           By
                                             ----------------------------------
                                             Title:



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                                        BANK OF MONTREAL, as a Co-Agent and a
                                          Lender




                                        By
                                          ------------------------------------
                                           Title:



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                                        SUNTRUST BANK, ATLANTA, as a Co-Agent
                                          and a Lender


                                        By
                                          -----------------------------------
                                          Title:


                                        By
                                          -----------------------------------
                                          Title:



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                                       NATIONSBANK, N.A. (SOUTH), as a Co-Agent
                                         and a Lender


                                       By
                                         --------------------------------------
                                          Title:


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                                        ABN AMRO BANK N.V., NEW YORK BRANCH


                                        By
                                          ------------------------------------
                                          Title:


                                        By
                                          ------------------------------------
                                          Title:



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                                        THE NORTHERN TRUST COMPANY


                                        By
                                          ------------------------------------
                                          Title:


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                                        COOPERATIVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK, B.A., NEW YORK
                                        BRANCH


                                       By
                                         ------------------------------------
                                         Title:



                                       By
                                         ------------------------------------
                                         Title:

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                                        SOCIETE GENERALE


                                        By
                                          -------------------------------------
                                          Title:

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                                        WACHOVIA BANK OF GEORGIA, N.A.


                                        By
                                          -------------------------------------
                                          Title:

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                                        BANQUE FRANCAISE DU COMMERCE
                                           EXTERIEUR


                                        By
                                          -------------------------------------
                                           Title:


                                        By
                                          -------------------------------------
                                           Title:

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                                        BANQUE NATIONALE DE PARIS


                                        By
                                          ------------------------------------
                                           Title:



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                                        COMERICA BANK


                                        By
                                          ------------------------------------
                                          Title:

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                                        THE FUJI BANK, LIMITED


                                        By
                                          -------------------------------------
                                          Title:

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                                        GENERALE BANK, NEW YORK BRANCH


                                        By
                                          -------------------------------------
                                          Title:


                                        By
                                          -------------------------------------
                                          Title:

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                                        HIBERNIA NATIONAL BANK


                                        By
                                          -------------------------------------
                                          Title:

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                                        THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LTD.


                                        By
                                          -------------------------------------
                                          Title:

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                                        FIRSTRUST BANK


                                        By
                                          -------------------------------------
                                          Title: